Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of Ecomax, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Annual Report of the Company on Form 10-K for the year ended June 30, 2021, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2021

/s/ Yu Yam, Anthony, CHAU
Yu Yam, Anthony, CHAU
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Ecomax, Inc. and will be retained by Ecomax, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.